Exhibit 4.3

SOL STRATEGIES INC.

(INCORPORATED UNDER THE LAWS OF ONTARIO)

NUMBER
CERT.9999

SHARES
9,000,000,000***
9,000,000,000*
*****9,000,000,000***
******9,000,000,000**
*******9,000,000,000*

THIS CERTIFIES THAT

*** * SPECIMEN * ***

CUSIP: 83411A205
ISIN: CA83411A2056

is the registered owner of

*** NINE BILLION AND 00/100 ***

FULLY PAID AND NON-ASSESSABLE COMMON SHARES IN THE CAPITAL OF

SOL STRATEGIES INC.

transferable only on the books of the Corporation by the registered holder in person or by duly authorized Attorney on surrender of this Certificate properly endorsed.

This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar of the Corporation.

IN WITNESS WHEREOF the Corporation has caused this Certificate to be signed by its duly authorized officers.

DATED: JANUARY 01, 2009

COUNTERSIGNED AND REGISTERED by
TSX Trust Company
Toronto, Ontario, Canada.
Transfer Agent and Registrar

By____________________________
AUTHORIZED OFFICER

OR

COUNTERSIGNED by
Continental Stock Transfer & Trust Co.
1 State Street, 30th Floor
New York, NY 10004
Co-Transfer Agent

By____________________________
AUTHORIZED OFFICER

Rubsun Ho
Director

Doug Harris
Chief Financial Officer

The Shares represented by this Certificate are transferable at the offices of TSX Trust Company, Toronto, Ontario, Canada, and at the offices of Continental Stock Transfer & Trust Company, New York, New York, USA

SECURITY INSTRUCTIONS ON REVERSE **VOIR LES INSTRUCTIONS DE SÉCURITÉ AU VERSO**

Printed by CANADIAN BANK NOTE COMPANY, LIMITED

00027860

FOR VALUE RECEIVED, ______________________ hereby sell, assign and transfer unto

(PLEASE INSERT SOCIAL INSURANCE NUMBER OF TRANSFEREE)

			-				-			

____

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE)

____

____ Shares

of the Capital Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

____ Attorney

to transfer the said Stock on the Books of the within named Corporation, with full power of substitution in the premises.

Dated:______________________

Signature:______________________

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATSOEVER, AND MUST BE GUARANTEED BY A SCHEDULE 1 CANADIAN CHARTERED BANK OR AN ELIGIBLE GUARANTOR INSTITUTION WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM.

Guaranteed by:______________________

999999

TIR5405

ACCT9999

CERT.9999

THE CORPORATION IS AUTHORIZED TO ISSUE SHARES OF MORE THAN ONE CLASS AND SERIES. THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE RIGHTS, PRIVILEGES, RESTRICTIONS OR CONDITIONS ATTACHED THERETO. THE CORPORATION WILL FURNISH TO A SHAREHOLDER, ON DEMAND AND WITHOUT CHARGE, A FULL COPY OF THE TEXT OF: (I) THE RIGHTS, PRIVILEGES, RESTRICTIONS AND CONDITIONS ATTACHED TO THIS SHARE AND TO EACH CLASS AUTHORIZED TO BE ISSUED AND TO EACH SERIES INSOFAR AS THE SAME HAVE BEEN FIXED BY THE DIRECTORS, AND (II) THE AUTHORITY OF THE DIRECTORS TO FIX THE RIGHTS, PRIVILEGES, RESTRICTIONS AND CONDITIONS OF SUBSEQUENT SERIES, IF APPLICABLE.

RESTRICTIONS